GUIDANCE	VISION	EXPERIENCE	American Beacon Small Cap Value FundSM	Ticker Symbol: AMR Class: AASVX
SUMMARY PROSPECTUS	FEBRUARY 28, 2013

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 28, 2013, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.46%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.10%
Acquired Fund Fees and Expenses	0.10%
Total annual fund operating expenses1	0.66%

1
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$ 67	$ 210	$ 367	$ 822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $4 billion or less at the time of investment. The Fund’s investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges (collectively, “stocks”).

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio, and

▶	below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Summary Prospectus | February 28, 2013	1	American Beacon Small Cap Value Fund

Equity Investments Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stocks.  Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, and (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies.

Futures Contracts Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares.  The Fund’s equity investments are subject to stock market risk, which  involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market.  From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Summary Prospectus | February 28, 2013	2	American Beacon Small Cap Value Fund

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® Small-Cap Value Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	24.93%
(1/1/03 through 12/31/12)	(2nd Quarter 2003)
Lowest Quarterly Return:	-25.60%
(1/1/03 through 12/31/12)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2012
AMR	1 Year	5 Years	10 Years
Return Before Taxes	16.81%	5.65%	10.99%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 2000 Value Index	18.05%	3.55%	9.50%
Lipper® Small-Cap Value Funds Index	15.56%	4.33%	10.20%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Dreman Value Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

▶	Opus Capital Group, LLC

▶	The Boston Company Asset Management, LLC

Summary Prospectus | February 28, 2013	3	American Beacon Small Cap Value Fund

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since Fund Inception (1998)

Barrow, Hanley, Mewhinney & Strauss, LLC
James S. McClure Portfolio Manager/Managing Director	Since 2003
John P. Harloe Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Henry F. Otto Managing Director	Since Fund Inception (1998)
Steven M. Tonkovich Managing Director	Since Fund Inception (1998)

Dreman Value Management, LLC
E. Clifton Hoover Chief Investment Officer	Since 2010
Mark Roach Portfolio Manager	Since 2010
Mario Tufano Associate Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC
David Green Principal, Portfolio Manager	Since Fund Inception (1998)
Jim Miles Principal, Portfolio Manager	Since Fund Inception (1998)

Opus Capital Group, LLC
Len A. Haussler President, Portfolio Manager	Since 2005
Kevin P. Whelan Vice President and Portfolio Manager	Since 2005
Jonathon M. Detter Vice President and Portfolio Manager	Since 2005

The Boston Company Asset Management, LLC
Joseph M. Corrado Senior Managing Director	Since 2004
Edward R. Walter Managing Director	Since 2004

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Summary Prospectus | February 28, 2013	4	American Beacon Small Cap Value Fund